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                             EXHIBIT 10.5








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                        GOVERNMENT OF ANGUILLA

       OFFICE OF THE CHIEF MINISTER AND MINISTER OF HOME AFFAIRS

Telephone:  (809) 497-2518/3518/2451
Telegram:  ANGGOVT                                     The Secretariat,
Telex:  9313 ANGGOVT                              The Valley, Anguilla,
Fax: (809) 497-3389                                British West Indies.

           Our Ref: LAN/25/627/SON

           Your Ref:

27 November 1995


Mr. Thomas WR Astaphan
Moore, Astaphan & Kelsick
Solicitors
Chambers
P. O. Box 350
Caribbean Commercial Centre
The Valley
Anguilla

Dear Mr. Astaphan,

APPLICATION FOR ISSUE OF LICENCE UNDER THE ALIENS LAND HOLDING REGULATIONS ORDINANCE 1976 - SONESTA HOTELS OF ANGUILLA LTD

1. I refer to your letters dated 23 October, 1995 and 13 November 1995 and to the Chief Minister's Memorandum to Mr. Peter Sonnabend dated 22 November, 1995, in relation to the grant of an Aliens Land Holding Licence to Sonesta Hotels of Anguilla Limited to own the leasehold interest in Block No. 28110B, and Block No. 28009B, Parcel numbers 38/1 and 2/2, being a total of 49 acres, for tourism development purposes.

2. Further to the Chief Minister's Memorandum under reference, I advise that Executive Council has agreed as follows:

     (a) permission should be granted to Casablanca to transfer or assign the lease;

     (b) Sonesta should be granted an Aliens Land Holding Licence to own the leasehold interest in the land for the remaining years of the lease (approximately 95 years);

     (c) Sonesta may use the land as collateral for mortgage financing to further develop the hotel in accordance with clause 20 of the lease;

     (d) On the transfer or assignment to Sonesta of the Lease dated 23 September 1991 between the Crown (1) and Casablanca
          Resorts Development of Anguilla Limited (2) the following shall apply:

          (i) With regard to the covenants at sub-clauses 2(1) and 2(2) of the Lease, Sonesta shall not be held liable for any breaches prior to the date of transfer or assignment.


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          (ii)  With regard to any of the other covenants in the Lease,
                Sonesta shall not be held liable for any damages resulting from breaches of covenants prior to the date of transfer or assignment, but Sonesta shall be required to make good any breaches of covenants discovered following the transfer or assignment, unless the said requirement is expressly waived by the Lessor;

          (iii) Sonesta shall be required to bring immediately to the Lessor's attention any prior breaches of covenant discovered after the transfer or assignment.

          (iv) Any waiver granted shall be personal to Sonesta and shall not be capable of being transferred or assigned.

     (e) Sonesta should complete Phase III of the development under the lease by December 31, 1998;

     (f) negotiation in respect of Phase IV of the development under the lease should be completed by January 1997;

     (g) Government will grant permission to Sonesta to sublet an acre of land to Mr. and Mrs. Alsultany for the construction of their residence subject to Council approving the site;

     (h) the 10% stamp duly under the Aliens Land Holding Regulations Ordinance should be paid at the time of issue of the licence;

     (i) duty free concessions will be allowed for Phase III up to December 31, 1998. Any further requests for duty free exemption will be considered in the context of Government's normal policy;

     (j) Lands and Surveys is requested to advise Council on how adequate access to the beach, including signs and parking facilities can be secured.

3. The Stamp duties to be paid at the time of issue of the Licence are as follows:

     (a)  Under the Stamp Act 0.05%
          of EC$9,855,000.00 x 95 years       =   EC$  468,112.50

     (b)  Under the Aliens Land Holding
          Regulations Ordinance 10% of
          EC$9,855,000                        =   EC$  985,500.00
          Total                               =   EC$1,453,612.50

4. You will be notified as soon as your client's licence is ready for issue.

Sincerely,

/S/

Allister Richardson
Permanent Secretary, Chief Minister's Office

cc:  Accountant General
     Director Lands and Surveys